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                                                                   Exhibit 10(w)



 SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS BENEFITS AND FEES

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
Description of Benefit              Eligible Positions                              Amount/Schedule
----------------------              ------------------                              ---------------
Automobile Allowance           Chief Executive Officer                                $1,500/month
                               Chief Operating Officer                                $1,300/month
                               Division Presidents and Executive Vice                 $1,100/month
                                  Presidents
                               Senior Vice Presidents                                 $1,000/month

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Club Membership                Chief Executive Officer, Chief Operating               Approved at discretion
                                  Officer, Division Presidents and Executive          of direct supervisor
                                  Vice Presidents, Senior Vice Presidents

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Sprint Long-Distance           Board of Directors                                     $6,000/year (continues after
Telephone Service (1)                                                                 retirement for up to 120
                                                                                      months)

                               Chief Executive Officer, Chief Operating               Actual usage (continues after
                                  Officer, Division Presidents, Executive             retirement)
                                  and Senior Vice Presidents

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Sprint PCS Service (1)         Board of Directors                                     $2,000/year
                                                                                      Use of PCS handsets

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Income tax compliance          Chief Executive Officer and Chief Operating            Amount incurred
(preparation of federal           Officer, Division Presidents, EVP/Chief
and state income tax              Financial Officer & EVP Legal & External
filings and related               Affairs
analyses) (1)

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Miscellaneous services         Chief Executive Officer and Chief Operating            $15,000/year
(investment counseling,           Officer
insurance counseling,          Division Presidents and Executive Vice                 $12,000/year
preparation of wills and          Presidents
trusts, tax counseling,        Senior Vice Presidents                                 $10,000/year
income tax preparation,
estate planning, and
personal financial planning)
(1)

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Disability                     Chief Executive Officer, Chief Operating               52 weeks at full base pay
                                  Officer, Division Presidents, Executive and
                                  Senior Vice Presidents
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
Separation                     Chief Executive Officer, Chief Operating            Less than 5 years service:
                                  Officer, Division Presidents, Executive and         17 weeks salary
                                  Senior Vice Presidents (unless otherwise               continuation
                                  provided in an individual agreement with an      5 to 10 years service:
                                  officer)                                            35 weeks salary
                                                                                         continuation
                                                                                   11 to 18 years service:
                                                                                      43 weeks salary
                                                                                         continuation
                                                                                   More than 19 years service:
                                                                                      1 year salary continuation

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Fees                           Board of Directors                                  Annual retainer - $40,000/year

                                                                                   Meeting Fee - $1,250/meeting

                                                                                   Committee
                                                                                   Meeting Fee - $1,000/meeting

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

(1) Sprint reimburses for income taxes associated with these benefits.

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